SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  August 26, 2004


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


         Delaware                        1-2691              13-1502798
 (State of Incorporation)      (Commission File Number)     (IRS Employer
                                                          Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)                (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)








Item 8.01 Other Events

American Airlines, Inc., a wholly owned subsidiary of AMR Corporation, is filing herewith actual fuel cost, unit cost and capacity and traffic information for July as well as current fuel cost, unit cost and capacity and traffic forecasts for August, September, the third quarter and the full year 2004.





                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  August 26, 2004





AMR EAGLE EYE

                                                  August 26, 2004

     Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this document the words "expects", "plans," "anticipates," "indicates," "believes," "forecast," and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues, and costs, future financing needs, overall economic conditions, plans and objectives for future operations, the impact on the Company of its results of operations for the past three years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based on information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. This document includes forecasts of unit cost and revenue performance, fuel prices, capacity estimates and liquidity expectations, each of which is a forward-looking statement. Forward-looking statements are subject to a number of factors that could cause the Company's actual results to differ materially from the Company's expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: changes in economic, business and financial conditions; the Company's substantial indebtedness; continued high fuel prices and the availability of fuel; the residual effects of the war in Iraq; conflicts in the Middle East or elsewhere; the highly competitive business environment faced by the Company, with increasing competition from low cost carriers and historically low fare levels (which could result in a deterioration of the revenue environment); the ability of the Company to implement its restructuring program and the effect of the program on operational performance and service levels; uncertainties with respect to the Company's international operations; changes in the Company's business strategy; actions by U.S. or foreign government agencies; the possible occurrence of additional terrorist attacks; another outbreak of a disease (such as SARS) that affects travel behavior; uncertainties with respect to the Company's relationships with unionized and other employee work groups; the inability of the Company to satisfy existing financial or other covenants in certain of its credit agreements; the availability of future financing; and increased insurance costs and potential reductions of available insurance coverage. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

Given the continued escalation in this year's fuel prices, we now anticipate spending over $300 million dollars more for fuel during the third quarter than we would with last year's prices. For the full year, the additional expense associated with these record high fuel prices is approximately $1.0 billion dollars.
As a result of soaring fuel prices, our outlook for the third quarter and the rest of the year has worsened and accordingly we are providing an update to our cost guidance.

Performance Update

Costs: Third quarter 2004 fuel price guidance changes from $1.20/gallon to $1.25/gallon. Full year 2004 fuel price guidance changes from $1.13/gallon to $1.17/gallon.

Revenue: Relatively strong third quarter passenger unit revenue performance in 2003 will make favorable year-over-year unit revenue comparisons difficult for the 2004 third quarter. Early results indicate a modest year-over-year decline in American's mainline passenger unit revenue performance for the third quarter. On a consolidated basis, AMR passenger unit revenue for the third quarter is expected to be only slightly below last year's levels.

Liquidity: We expect to end the third quarter with a total cash and short-term investment balance of approximately $3.6 billion, including about $500 million in restricted cash and short-term investments.



                                        Kathy Bonanno
                                        Director Investor Relations



AMR EAGLE EYE

Fuel Forecast

Fuel Hedge Position:
     3Q04: Hedged on 9% of consumption at $32/bbl WTI Crude

AMR Fuel Price (Including Hedges and Taxes) and Consumption
                                Actual               Forecast
                                  Jul        Aug    Sep    3Q04    2004
     Fuel Price (dollars/gal)    1.18       1.27   1.31    1.25    1.17
     Fuel Consumption (MM gals) 293.2      287.7  258.8   839.8  3273.5


Unit Cost Forecast

AMR Consolidated Cost per ASM
                                Actual               Forecast
                                  Jul        Aug    Sep    3Q04    2004*
     AMR Cost per ASM (cents)    9.83       9.95  10.61   10.11   10.07



American Mainline Operations Cost per ASM
                                Actual               Forecast
                                  Jul        Aug    Sep    3Q04    2004*
     AA Cost per ASM (cents)     9.42       9.52  10.17    9.68    9.64



Capacity and Traffic Forecast

AA Mainline Operations
                                Actual               Forecast
                                  Jul        Aug    Sep    3Q04    2004
     ASMs (millions)           15,543     15,590 13,840  44,973 174,903
       Domestic                10,265     10,395  9,149  29,809 118,410
       International            5,278      5,195  4,691  15,164  56,493

     Traffic                   12,604     12,216  9,539  34,359 128,970

Regional Affiliate Operations
                                Actual               Forecast
                                  Jul        Aug    Sep    3Q04    2004
     ASMs (millions)              951        966    942   2,858  10,883

     Traffic                      694        686    590   1,970   7,223

Below the Line Income/Expenses

      Total Other Income/(Expense) is estimated at ($190) million during each of the third and fourth quarters of 2004.

* 1Q04 and 2Q04 as reported